UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): May 12, 2025

THE ARENA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-12471	68-0232575
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 VESEY STREET, 24TH FLOOR NEW YORK, new york	10281
(Address of principal executive offices)	(Zip code)

212-321-5002

(Registrant’s telephone number including area code)

(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AREN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 12, 2025, The Arena Group Holdings, Inc. (the “Company”) entered into a membership interest purchase agreement with Simplify Inventions, LLC, an affiliate of the Company (“Simplify”), whereby the Company acquired 100% of the membership interests of TravelHost, LLC, a company in the business of promoting travel and regional attractions and selling related advertising (“TravelHost”). The purchase price for the acquisition is $1,000,000. The acquisition included an assignment of certain contracts from Bridge Media Networks, LLC, an affiliate of Simplify. The transaction was approved by the Audit Committee of the Board of Directors of the Company consisting solely of independent directors.

The foregoing description of the membership interest purchase agreement is not complete and is qualified in its entirety by reference to the full text of that agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

On May 15, 2025, the Company posted a video presentation regarding the TravelHost acquisition to its LinkedIn and X (formerly known as Twitter) pages. A copy of the transcript of the presentation and a copy of the slides from the presentation are furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein in their entirety.

Item 2.02 Results of Operations and Financial Condition.

On May 15, 2025, the Company issued a press release announcing its financial results for the quarter ended March 31, 2025. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

On May 15, 2025, the Company also posted to its investor relations website at https://investors.thearenagroup.net/events-and-presentations/presentations, as well as on its LinkedIn page, a video presentation by Paul Edmonson, the Company’s Chief Executive Officer, discussing the Company’s business and financial results for the quarter ended March 31, 2025. A copy of the transcript of Mr. Edmonson’s comments from the presentation and a copy of the slides from the presentation are furnished as Exhibit 99.4 and Exhibit 99.5 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein in their entirety. The presentation, the transcript and the slides should be viewed and/or read in conjunction with the press release.

In addition, the Company posted a video presentation on its LinkedIn and X (formerly known as Twitter) pages regarding its business and financial results for the quarter ended March 31, 2025. A copy of the transcript of the presentation and a copy of the slides from the presentation are furnished as Exhibit 99.6 and Exhibit 99.7 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein in their entirety. The presentation, the transcript and the slides should be viewed and/or read in conjunction with the press release.

The information furnished with this Item 2.02, including Exhibits 99.3, 99.4, 99.5, 99.6 and 99.7 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Membership Interest Purchase Agreement between the Company and Simplify Inventions, LLC dated effective April 30, 2025.

99.1	Transcript of comments in video presentation regarding TravelHost acquisition.

99.2	Slides referenced in video presentation regarding TravelHost acquisition.

99.3	Press release dated May 15, 2025 announcing financial results for the quarter ended March 31, 2025.

99.4	Transcript of comments in video presentation by Paul Edmonson, Chief Executive Officer of the Company.

99.5	Slides referenced in video presentation by Paul Edmonson, Chief Executive Officer of the Company.

99.6	Transcript of video presentation regarding financial results for the quarter ended March 31, 2025.

99.7	Slides referenced in video presentation regarding financial results for the quarter ended March 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ARENA GROUP HOLDINGS, INC.

Dated: May 15, 2025
	By:	/s/ Paul Edmonson
	Name:	Paul Edmonson
	Title:	Chief Executive Officer